Fidelity National Title Company
56172 Twenty Nine Palms Hwy • Yucca Valley, CA 92284
(760) 365-3500 • FAX (760) 369-4045

JUN 1 3 REC'D

PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ARE HEREBY AMENDED AND/OR SUPPLEMENTED IN THE FOLLOWING PARTICULARS ONLY:

To: Fidelity National Title
Date: June 3, 2011
Escrow No: 628642-CB
Property Address: Vacant Land, Joshua Tree, CA 92252

The instructions in this escrow are hereby modified, amended and/or supplemented in the following particulars only:

Escrow holder is hereby authorized and instructed to amend the closing date to on or before June 30, 2011.

All other terms and conditions remain the same.

Coronus Energy Corporation

By:____________________
Authorized Signature

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Sal Gonzalez

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Frances R. Gonzalez

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Alfred J. Gonzalez